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                                                                    Exhibit 10.2

                                AMENDMENT NO. 1
                                       to
                         RECEIVABLES PURCHASE AGREEMENT
                          Dated as of January 1, 2001

          THIS AMENDMENT NO. 1 ("Amendment") is entered into as of January 1,
                                 ---------
2001 by and among New School, Inc., as Seller ("Seller"), School Specialty,
                                                ------
Inc., as Servicer ("SSI"), Falcon Asset Securitization Corporation ("Falcon"),
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the Financial Institutions party hereto, and Bank One, NA (Main Office Chicago), as agent (the "Agent").
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                             PRELIMINARY STATEMENT

          A. Seller, SSI, Falcon, the Financial Institutions and the Agent are parties to that certain Receivables Purchase Agreement dated as of November 22, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"). Capitalized terms used herein and
                        ------------------
not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

          B. Seller, SSI, Falcon, the Financial Institutions and the Agent have agreed to amend Exhibit I to the Purchase Agreement, subject to the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.  Amendment.   Effective as of the date hereof, subject to
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the satisfaction of the condition precedent set forth in Section 2 below, the
                                                         ---------
Purchase Agreement is hereby amended as follows:

          1.1 The definition of "Loss Reserve" appearing in Exhibit I thereof is hereby deleted in its entirety and replaced with the following therefor:

          "Loss Reserve" means, at any time, an amount equal to the greater of
           ------------
          (i) the product of (a) 3 multiplied by (b) the Allowance for Doubtful
                                 ---------------
          Accounts of the Seller Parties as of the close of business of the Servicer on such date (net of any increase in such Allowance for Doubtful Accounts made with respect to Receivables acquired in connection with any Acquisition, which such increase was made in accordance with GAAP either (x) for purchase accounting purposes and not for purposes related in any way to the expected collectibility of such acquired Receivables or (y) in anticipation of Dilutions with respect to such acquired Receivables), and (ii) 10% of the Net Receivables Balance as of the close of business of the Servicer on such date.
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          1.2  The definition of "Traditional Receivables" appearing in Exhibit
I thereof is hereby deleted in its entirety and replaced with the following therefor:

          "Traditional Receivables" means Receivables arising from a line of
           -----------------------
          business identified as "Traditional", "Sax" or "Frey" by the Originator or which are included on the Originator's "SFD" reporting system.

          SECTION 2.  Condition Precedent.  This Amendment shall become
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effective and be deemed effective, as of the date first above written, upon receipt by the Agent of one copy of this Amendment duly executed by each of the parties hereto.

          SECTION 3.  Covenants, Representations and Warranties of the Seller
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and the Servicer.
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          3.1  Upon the effectiveness of this Amendment, each of Seller and SSI hereby reaffirms all covenants, representations and warranties made by it, to the extent the same are not amended hereby, in the Purchase Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

          3.2 Each of Seller and SSI hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, no event shall have occurred and be continuing which constitutes an Amortization Event or a Potential Amortization Event.

          SECTION 4.  Reference to and Effect on the Investor Agreement.
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          4.1  Upon the effectiveness of this Amendment, each reference in the
Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Purchase Agreement as amended hereby, and each reference to the Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Purchase Agreement shall mean and be a reference to the Purchase Agreement as amended hereby.

          4.2 Except as specifically amended hereby, the Purchase Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Falcon, the Financial Institutions or the Agent under the Purchase Agreement or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

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          SECTION 5.  GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN
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ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS,
AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 6.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          SECTION 7.  Headings.  Section headings in this Amendment are included
                      --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                                   * * * * *

                                       3
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

                                    NEW SCHOOL, INC., as Seller

                                    By:  /s/ Mary M. Kabacinski
                                       ----------------------------------
                                       Name:  Mary M. Kabacinski
                                       Title: Treasurer

                                    SCHOOL SPECIALTY, INC., as Servicer

                                    By:  /s/ Mary M. Kabacinski
                                       ----------------------------------
                                       Name:  Mary M. Kabacinski
                                       Title: CFO

                                    FALCON ASSET SECURITIZATION CORPORATION


                                    By:  /s/ Elizabeth Chung
                                       ----------------------------------

                                       Name:  Elizabeth Chung
                                              Title: Authorized Signatory


                                    BANK ONE, NA (MAIN OFFICE CHICAGO),
                                    as a Financial Institution and as Agent

                                    By:  /s/ Elizabeth Chung
                                       ---------------------------

                                       Name:  Elizabeth Chung
                                       Title: Authorized Signatory

                       Signature Page to Amendment No. 1